UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Alison Baur

Franklin Templeton

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS.

(a) The Report to Shareholders is filed herewith

Annual Report
Templeton Dragon
Fund, Inc.
December 31, 2025
Not FDIC Insured No Bank Guarantee May Lose Value

Managed Distribution Policy : Effective March 1, 2025, the Board has implemented a new managed distribution plan whereby the
Fund will distribute a level distribution amount to shareholders. The Fund intends to make quarterly distributions to shareholders at the fixed rate of $0.10 per share. Management will generally distribute amounts necessary to satisfy the Fund's plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a consistent distribution each quarter and is intended to narrow the discount between the market price and the
NAV of the Fund's common shares, but there is no assurance that the plan will be successful in doing so.
Under the managed distribution plan, to the extent that sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund's investment performance from the amount of the Fund's distributions or from the terms of the
Fund's managed distribution plan.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.
Please see the "Important Information to Shareholders" section for additional information.

franklintempleton.com
Annual Report

Contents
Fund Overview 2
Performance Summary 5
Consolidated Financial Highlights and Consolidated
Schedule of Investments 8
Consolidated Financial Statements 13
Notes to Consolidated Financial Statements 16
Report of Independent Registered
Public Accounting Firm 25
Tax Information 26
Important Information to Shareholders 27
Annual Meeting of Shareholders 35
Dividend Reinvestment and Cash Purchase Plan 36
Board Members and Officers 38
Shareholder Information 42
Visit franklintempleton.com for fund updates, to
access your account, or to find helpful financial
planning tools.

franklintempleton.com
Annual Report
Templeton Dragon Fund, Inc.
Dear Shareholder,
This annual report for Templeton Dragon Fund, Inc. covers
the fiscal year ended December 31, 2025.
Fund Overview
Q. What is the Fund’s investment strategy?
A. The Fund seeks long-term capital appreciation by
investing at least 45% of its total assets in equity securities of “China companies.” Our investment strategy employs
a fundamental, value-oriented, long-term approach. In
selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets,
technologies, research and development, productivity,
labor costs, and raw material costs and sources. Additional
considerations include profit margins, returns on investment, capital resources, government regulation, management, and
other factors in comparison to other companies around the
world that we believe are comparable.
Our approach to selecting investments emphasizes
fundamental, company-by-company analysis (rather than
broader analyses of specific industries or sectors of the
economy), to construct an “action list” from which we make
our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for
investment by the Fund will be the company’s current price
relative to its long-term earnings potential.
Q. What were the overall market conditions during the
Fund’s reporting period?
A. Chinese equities rose in 2025. This performance was
supported by continued stimulus measures from China’s
regulatory authorities. China also eased monetary policy,
including reducing its benchmark lending rates. Another
central theme for the outperformance of Chinese equities
was a technology rally. The China government’s work
report released in the first quarter of 2025—which focused
on technology—was viewed as signs of support for the
sector. Artificial intelligence (AI) product rollouts by China’s technology companies fostered confidence in these
companies’ AI-related expenditure. The technology rally
also extended to semiconductor firms as the government
rehashed its intention to strengthen the domestic
semiconductor industry, gearing towards a self-sufficiency
approach.
U.S.-China tensions were inherent throughout the year;
however, the year ended with a trade truce between both
countries.
Q. How did we respond to these changing market
conditions?
A. Our investment strategy employs a bottom-up, research-
driven approach focused on identifying long-term earnings
power at a discount to intrinsic value. Our opportunity lies in identifying companies for which the market underestimates
or misprices the probability, magnitude, or timing of its long-
term earnings power. Sector weightings are a residual of our bottom-up stock selection process.
Due to China’s idiosyncrasies, we place additional emphasis
on non-economic factors such as government policy,
corporate structure, management motivation, social and
demographic trends, and local government interests. We
believe combining our bottom-up approach with a top-down
perspective is crucial. Top-down views further underpin stock research focus and portfolio construction, which remains
primarily driven by bottom-up selection.
Performance Overview
For the 12 months under review, the Fund posted cumulative
total returns of +37.67% in market price terms and +29.67%
in net asset value terms. In comparison, the MSCI China All
Shares Index-NR, which measures the performance of China
share classes listed in Hong Kong, Shanghai, Shenzhen and
outside of China, posted a +28.94% total return for the same period.
1
You can find the Fund's long-term performance data
in the Performance Summary on page 5.
The Board has implemented a managed distribution plan
whereby the Fund distributes a level distribution amount
to shareholders. The Fund intends to make quarterly
distributions to shareholders at the fixed rate of $0.10
per share. Management will generally distribute amounts
necessary to satisfy the Fund’s plan and the requirements
Geographic Composition
12/31/25
% of Total
Net Assets
China 93.1%
Hong Kong 3.9%
Short-Term Investments & Other Net Assets 3.0%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio. Net Return (NR) reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding.
Important data provider notices and terms available at www.franklintempletondatasources.com.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Schedule of Investments (SOI).
The Consolidated SOI begins on page
9
.

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
prescribed by excise tax rules and Subchapter M of the
Internal Revenue Code. The plan is intended to provide
shareholders with a consistent distribution each quarter
and is intended to narrow the discount between the market
price and the NAV of the Fund’s common shares, but there
is no assurance that the plan will be successful in doing
so. For the fiscal year ended December 31, 2025, the
Fund estimates that it distributed more than its income and
net realized capital gains; therefore, a portion of the Fund distribution to shareholders may be a return of capital. A
return of capital may occur, for example, when some or
all of the money that a shareholder invested in a Fund is
paid back to them. A return of capital distribution does not necessarily reflect the Fund's investment performance and
should not be confused with “yield” or “income”. The Fund
sends a Form 1099-DIV to shareholders each calendar year
describing how to report the Fund's distributions for federal income tax purposes. Please see the “Important Information
to Shareholders” section for additional information.
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Q. What were the leading contributors to performance?
A. During the 12 months under review, key contributors to
the Fund’s absolute performance included Alibaba Group,
Tencent Holdings and Yantai China Pet Foods.
Alibaba Group Holding is a leading e-commerce and cloud
service company in China. Its share price performance
in 2025 was driven by optimism about its AI and cloud
initiatives where the company has increased its investments
meaningfully. This was partially offset by increased
competition and investments in on-demand services which
has had a significant impact on near-term profitability. The monetisation of its large AI investments and improvement
in profitability for its commerce business should be the key drivers for the earnings ahead.
Tencent Holdings is a technology company engaged in
the provision of value-added services including online
and mobile games, cloud, and payment services. Its
second-quarter results were a solid beat across the board,
demonstrating the positive impact of the adoption of AI in
existing core businesses. Its development in AI gave further legs to the share price rally. We continue to maintain a
positive view on the company, especially as it embraces the
adoption of latest AI technologies in its core businesses,
which should prolong its growth runway.
Yantai China Pet Foods is a manufacturer of pet food.
Its share price benefited from stimulus policies to boost
consumption and was further bolstered by a large year-
on-year increase in net profit for the first quarter of 2025.
This was followed by plans to distribute cash dividends.
The company’s domestic business profitability, in our view,
is promising, with restructuring efforts starting to bear fruit.
While tariffs remain a source of risk, capacity upgrades in
North America may be helpful in reducing this risk slightly.
Most sectors were absolute contributors; however, the
best performers on an absolute level were consumer
discretionary, financials and information technology (IT).
Q. What were the leading detractors from performance?
A. Key detractors from the Fund’s absolute performance
for the reporting period included Haier Smart Home, Nari
Technology and Meituan.
Haier Smart Home is a leading global home appliance
company, encompassing brands such as Haier, Carsate,
GE Appliances and Candy. Its share price registered a large
drop in the first quarter of 2025 as its full-year 2024 net
income missed the average analyst estimate. While earnings
results for more recent quarters were more positive, the
share price never fully recovered from the initial dip.
Nari Technology is engaged in the software and hardware
development and system integration for power system
energy management and industrial process control
automation in China. Its share price jumped in November
Top 10 Holdings
12/31/25
Company
Industry, Country
% of Total
Net Assets
a a
Tencent Holdings Ltd. 11.2%
Interactive Media & Services, China
Alibaba Group Holding Ltd. 8.8%
Broadline Retail, China
WUS Printed Circuit Kunshan Co. Ltd. 4.3%
Electronic Equipment, Instruments &
Components, China
Xiaomi Corp. 3.4%
Technology Hardware, Storage & Peripherals,
China
Ping An Insurance Group Co. of China Ltd. 3.0%
Insurance, China
China Merchants Bank Co. Ltd. 2.7%
Banks, China
Harbin Electric Co. Ltd. 2.5%
Electrical Equipment, China
CMOC Group Ltd. 2.4%
Metals & Mining, China
Midea Group Co. Ltd. 2.4%
Household Durables, China
Sieyuan Electric Co. Ltd. 2.2%
Electrical Equipment, China

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
2025 alongside other solar stocks on optimism on earnings
improvement. However, this resulted in a bout of profit-
taking, which ultimately sent its share price lower. Nari’s
expansion into non-grid markets such as renewable energy
and energy storage systems could be supported by its
technologies and expertise in its legacy areas of power
automation and communication, and control system software
solutions.
Meituan is a Chinese technology retail company that
operates a web-based shopping platform for local consumer
products and retail services, with a focus on food delivery.
Intensifying competition in China’s food delivery space
accompanied share price pressures from a sector-wide
decline due to geopolitical tensions between China and the
U.S. We believe that, in the long term, Meituan’s business
will not be majorly impacted given its status as a dominant
player and other growth drivers for the company. However,
until more clarity emerges in the competitive landscape, we
believe that the stock price may experience some volatility
for the next couple of quarters.
The energy and real estate sectors were the sole detractors
from absolute performance.
Q. Were there any significant changes to the Fund
during the reporting period?
A. We did not make any significant changes to the Fund’s
investment process over the reporting period. In the past 12 months, the continued search for undervalued investments
led to additions in the IT, industrials and materials sectors.
Meanwhile, we reduced the Fund’s investments in the
financials, consumer discretionary and energy sectors in
favor of opportunities that we found more compelling.
Thank you for your continued participation in Templeton
Dragon Fund, Inc. We look forward to serving your future
investment needs.
Sincerely,
Nicholas Chui, CFA
Lead Portfolio Manager
Eric Mok, CFA
Tony Sun
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of December 31, 2025, the end
of the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of December 31, 2025
Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 12/31/25
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Share Prices
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
1-Year +29.67% +37.67% +29.67% +37.67%
5-Year -32.03% -36.09% -7.43% -8.56%
10-Year +45.31% +57.21% +3.81% +4.63%
Symbol: TDF 12/31/25 12/31/24 Change
Net Asset Value (NAV) $13.02 $10.37 +$2.65
Market Price (NYSE) $11.26 $8.49 +$2.77
Distributions Per Share
(1/1/25–12/31/25)
Net Investment
Income
Tax Return
of Capital Total
$0.2976 $0.1024 $0.4000
See page 7 for Performance Summary footnotes.

Templeton Dragon Fund, Inc.
Performance Summary

franklintempleton.com
Annual Report
See page 7 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
12/31/15–12/31/25

Templeton Dragon Fund, Inc.
Performance Summary

franklintempleton.com
Annual Report
Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results.
All investments involve risks, including possible loss of principal. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets . There are special risks associated with investments in China, Hong Kong and Taiwan , including less liquidity, expropriation, confiscatory taxation, international trade tensions, nationalization, and exchange control regula-
tions and rapid inflation, all of which can negatively impact the Fund. Investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. To the extent the Fund invests in companies in a specific country or region , the Fund may experience greater volatility than a Fund that is more broadly diversified geographically. The portfolio is non-diversified and may invest in a relatively small number of issuers, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund's shares. The managers’ environmental social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forgo favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy's ESG directives will be successful or will result in better performance.
The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Con-
nect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collectively,
“Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program
(“Bond Connect”).
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock Connect Securi-
ties are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in
Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. In China, the
Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a
China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in apply-
ing the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong.
As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond
Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
1. Gross expenses are the Fund’s total annual operating expenses as of the Fund's annual report available at the time of publication. Actual expenses may be higher and may impact portfolio returns. Net expenses reflect voluntary fee waivers, expense caps and/or reimbursements. Voluntary waivers may be modified or discontinued at any time without notice.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: FactSet. The MSCI China All Shares Index-NR captures large- and mid-cap representation across China A-shares, B-shares, H-shares, Red Chips, P-Chips and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.
Important data provider notices and terms available at www.franklintempletondatasources.com.

Templeton Dragon Fund, Inc.
Consolidated Financial Highlights
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

a
Year Ended December 31,
2025 2024 2023 2022 2021
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $10.37 $9.42 $11.94 $18.70 $24.93
Income from investment operations:
Net investment income (loss)
a
.................... 0.11 0.12 0.04 (0.05) (0.16)
Net realized and unrealized gains (losses) ........... 2.93 0.95 (2.57) (5.41) (3.67)
Total from investment operations .................... 3.04 1.07 (2.53) (5.46) (3.83)
Less distributions from:
Net investment income .......................... (0.30) (0.12) — — —
Net realized gains ............................. — — — (1.30) (2.40)
Tax return of capital ............................ (0.10) — — — —
Total distributions ............................... (0.40) (0.12) — (1.30) (2.40)
Repurchase of shares ............................ 0.01 — 0.01 — —
Net asset value, end of year ....................... $13.02 $10.37 $9.42 $11.94 $18.70
Market value, end of year
b
......................... $11.26 $8.49 $8.17 $10.22 $17.00
Total return (based on net asset value per share)
c
....... 29.67% 11.48% (21.11)% (29.46)% (15.52)%
Total return (based on market value per share)
c
......... 37.67% 5.46% (20.06)% (32.99)% (17.83)%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.22% 1.36% 1.28% 1.38% 1.37%
Expenses net of waiver and payments by affiliates ....... 1.21% 1.35% 1.27% 1.37% 1.37%
d
Net investment income (loss) ...................... 0.91% 1.26% 0.33% (0.34)% (0.70)%
Supplemental data
Net assets, end of year (000’s) ..................... $328,283 $262,882 $238,770 $403,707 $632,030
Portfolio turnover rate ............................ 63.10% 38.79% 14.30% 3.26% 11.64%
a
Based on average daily shares outstanding.
b
Based on the last sale on the New York Stock Exchange.
c
The Market Value Total Return is calculated assuming a purchase of common shares on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
d
Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Dragon Fund, Inc.
Consolidated Schedule of Investments, December 31, 2025
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

a a
Country Shares
a
Value
a a a a a a
Common Stocks 96.9%
Air Freight & Logistics 0.6%
a
SF Holding Co. Ltd. , H ............................... China 436,800 $ 1,947,616
Automobile Components 2.6%
b
Fuyao Glass Industry Group Co. Ltd. , A ................... China 486,500 4,510,258
c
Hesai Group , B ..................................... China 174,020 3,982,283
8,492,541
Automobiles 2.0%
b
BYD Co. Ltd. , A ..................................... China 213,050 2,979,090
BYD Co. Ltd. , H .................................... China 135,141 1,651,525
Geely Automobile Holdings Ltd. ......................... China 832,065 1,924,464
6,555,079
Banks 5.7%
China Construction Bank Corp. , H ....................... China 6,603,544 6,536,261
b
China Merchants Bank Co. Ltd. , A ....................... China 763,800 4,603,624
China Merchants Bank Co. Ltd. , H ....................... China 622,570 4,235,280
Industrial & Commercial Bank of China Ltd. , H .............. China 4,018,000 3,251,389
18,626,554
Beverages 3.3%
b
Eastroc Beverage Group Co. Ltd. , A ..................... China 65,000 2,488,049
b
Kweichow Moutai Co. Ltd. , A ........................... China 32,445 6,397,635
b
Wuliangye Yibin Co. Ltd. , A ............................ China 121,588 1,843,863
10,729,547
Biotechnology 2.1%
c,d
Innovent Biologics, Inc. , 144A , Reg S .................... China 452,519 4,428,671
a,c
Nanjing Leads Biolabs Co. Ltd. , H ....................... China 359,285 2,364,002
6,792,673
Broadline Retail 11.1%
e
Alibaba Group Holding Ltd. ............................ China 1,580,652 29,022,292
e
JD.com, Inc. , A ..................................... China 88,493 1,272,462
c,e
PDD Holdings, Inc. , ADR .............................. China 55,299 6,270,353
36,565,107
Capital Markets 0.3%
Hong Kong Exchanges & Clearing Ltd. ................... Hong Kong 18,809 984,112
Chemicals 1.5%
Guangzhou Tinci Materials Technology Co. Ltd. , A ........... China 381,100 2,527,832
Sunresin New Materials Co. Ltd. , A ...................... China 255,525 2,256,945
4,784,777
Communications Equipment 1.7%
Zhongji Innolight Co. Ltd. , A ............................ China 65,500 5,691,083
Construction Materials 0.6%
a
West China Cement Ltd. .............................. China 5,000,000 1,995,629
Distributors 1.7%
c
GigaCloud Technology, Inc. , A .......................... China 143,886 5,651,842
Diversified Consumer Services 1.6%
c,d,e
China East Education Holdings Ltd. , 144A , Reg S ........... China 3,109,500 2,649,001
e
New Oriental Education & Technology Group, Inc. ........... China 461,611 2,535,724
5,184,725
Electrical Equipment 8.6%
Contemporary Amperex Technology Co. Ltd. , A ............. China 43,000 2,261,049

Templeton Dragon Fund, Inc.
Consolidated Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

a a
Country Shares
a
Value
a a a a a a
Common Stocks
(continued)
Electrical Equipment (continued)
b
Contemporary Amperex Technology Co. Ltd. , A . ............ China 56,864 $ 2,990,054
b,c
GoodWe Technologies Co. Ltd. , A ....................... China 103,125 916,583
Harbin Electric Co. Ltd. , H ............................. China 3,885,153 8,327,154
b
Hongfa Technology Co. Ltd. , A .......................... China 1,525,193 6,630,932
Sieyuan Electric Co. Ltd. , A ............................ China 327,500 7,239,762
28,365,534
Electronic Equipment, Instruments & Components 6.6%
Luxshare Precision Industry Co. Ltd. , A ................... China 315,031 2,562,288
Wasion Holdings Ltd. ................................ Hong Kong 2,238,000 4,940,908
WUS Printed Circuit Kunshan Co. Ltd. , A .................. China 1,346,340 14,005,393
21,508,589
Entertainment 2.5%
e
NetEase, Inc. ...................................... China 210,098 5,782,988
e
Tencent Music Entertainment Group , ADR ................. China 64,300 1,127,179
e
Tencent Music Entertainment Group , A ................... China 128,000 1,133,503
8,043,670
Food Products 2.7%
b
Inner Mongolia Yili Industrial Group Co. Ltd. , A ............. China 463,800 1,899,491
Yantai China Pet Foods Co. Ltd. , A ...................... China 100,000 740,288
b
Yantai China Pet Foods Co. Ltd. , A . ..................... China 838,700 6,208,793
8,848,572
Ground Transportation 1.3%
e
Full Truck Alliance Co. Ltd. , ADR ........................ China 410,773 4,407,594
Health Care Equipment & Supplies 0.5%
b
Shenzhen New Industries Biomedical Engineering Co. Ltd. , A .. China 224,388 1,806,149
Hotels, Restaurants & Leisure 3.5%
c
Luckin Coffee, Inc. , ADR .............................. China 148,868 4,987,078
e
Trip.com Group Ltd. ................................. China 92,180 6,609,438
11,596,516
Household Durables 2.4%
b
Midea Group Co. Ltd. , A .............................. China 691,316 7,729,694
Insurance 4.7%
PICC Property & Casualty Co. Ltd. , H .................... China 2,710,524 5,698,627
b
Ping An Insurance Group Co. of China Ltd. , A .............. China 258,400 2,531,309
Ping An Insurance Group Co. of China Ltd. , H .............. China 876,082 7,358,830
15,588,766
Interactive Media & Services 12.4%
e
JOYY, Inc. , ADR .................................... China 32,330 2,093,691
d,e
Kuaishou Technology , 144A , Reg S ...................... China 221,097 1,827,679
e
Tencent Holdings Ltd. ................................ China 478,491 36,721,093
40,642,463
Media 1.9%
Focus Media Information Technology Co. Ltd. , A ............ China 3,290,300 3,470,254
b
Focus Media Information Technology Co. Ltd. , A . ........... China 2,634,016 2,778,077
6,248,331
Metals & Mining 5.2%
c
Chuangxin Industries Holdings Ltd. ...................... China 881,000 2,345,500
CMOC Group Ltd. , H ................................. China 3,177,386 7,894,287

Templeton Dragon Fund, Inc.
Consolidated Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

a a
Country Shares
a
Value
a a a a a a
Common Stocks
(continued)
Metals & Mining (continued)
c
Zijin Gold International Co. Ltd. ......................... Hong Kong 368,374 $ 6,910,533
17,150,320
Oil, Gas & Consumable Fuels 0.6%
CGN Mining Co. Ltd. ................................. China 4,600,000 1,822,698
Pharmaceuticals 3.0%
c,d
Antengene Corp. Ltd. , 144A , Reg S ...................... China 1,900,000 926,458
b
Jiangsu Hengrui Pharmaceuticals Co. Ltd. , A ............... China 608,627 5,191,971
c
Sichuan Biokin Pharmaceutical Co. Ltd. , A ................. China 82,523 3,815,485
9,933,914
Real Estate Management & Development 0.4%
a,e
KE Holdings, Inc. , ADR ............................... China 86,022 1,355,707
Semiconductors & Semiconductor Equipment 1.2%
GigaDevice Semiconductor, Inc. , A ...................... China 127,800 3,914,446
Specialty Retail 1.2%
d,e
Pop Mart International Group Ltd. , 144A , Reg S ............ China 165,981 4,004,578
Technology Hardware, Storage & Peripherals 3.4%
c,d,e
Xiaomi Corp. , B , 144A , Reg S .......................... China 2,223,611 11,222,193
Total Common Stocks (Cost $ 220,674,888 ) ...................................
318,191,019
Escrows and Litigation Trusts 0.1%
b,c,f
Kangmei Pharmaceutical Co. Ltd., Escrow Account .......... China 592,998 84,858
Total Escrows and Litigation Trusts (Cost $ – ) .................................
84,858
Total Long Term Investments (Cost $ 220,674,888 ) .............................
318,275,877
a
Short Term Investments 1.2%
a a
Country Shares
a
Value
a a a a a a
Money Market Funds 0.9%
g,h
Franklin Institutional U.S. Government Money Market Fund ,
3.681% ......................................... United States 2,841,466 2,841,466
Total Money Market Funds (Cost $ 2,841,466 ) .................................
2,841,466

Templeton Dragon Fund, Inc.
Consolidated Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

Short Term Investments
(continued)
a a
Country Shares a Value
a a a a a a
i
Investments from Cash Collateral Received for
Loaned Securities 0.3%
Money Market Funds 0.3%
g,h
Franklin Institutional U.S. Government Money Market Fund ,
3.681% ......................................... United States 1,003,848 $ 1,003,848
Total Investments from Cash Collateral Received for Loaned Securities
(Cost $ 1,003,848 ) ..........................................................
1,003,848
Total Short Term Investments (Cost $ 3,845,314 ) ...............................
3,845,314
a
Total Investments (Cost $ 224,520,202 ) 98.2% .................................
$322,121,191
Other Assets, less Liabilities 1.8% ...........................................
6,161,881
Net Assets 100.0% .........................................................
$328,283,072
a a a
See Abbreviations on page 24.
a
A portion or all of the security is on loan at December 31, 2025. See Note 1 ( d ).
b
The security is owned by Templeton China Opportunities Fund, Ltd., a wholly-owned subsidiary of the Fund. See Note 1(c).
c
Non-income producing.
d
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2025, the aggregate value of these securities was $25,058,580, representing 7.6% of net assets.
e
Variable interest entity (VIE). See Note 6 regarding investments made through a VIE structure. At December 31, 2025, the aggregate value of these securities was
$118,035,475, representing 36.0% of net assets.
f
Fair valued using significant unobservable inputs. See Note 7 regarding fair value measurements.
g
See Note 3 ( c ) regarding investments in affiliated management investment companies.
h
The rate shown is the annualized seven-day effective yield at period end.
i
See Note 1 ( d ) regarding securities on loan.

Templeton Dragon Fund, Inc.
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
December 31, 2025
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

Templeton
Dragon Fund,
Inc.
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $220,674,888
Cost - Non-controlled affiliates (Note 3 c ) ........................................................ 3,845,314
Value - Unaffiliated issuers (Includes securities loaned of $ 2,961,318 ) .................................. $318,275,877
Value - Non-controlled affiliates (Note 3 c ) ....................................................... 3,845,314
Cash .................................................................................... 12,548
Foreign currency, at value (cost $ 307,189 ) ........................................................ 310,167
Receivables:
Investment securities sold ................................................................... 7,133,683
Dividends ............................................................................... 219,538
Total assets .......................................................................... 329,797,127
Liabilities:
Payables:
Capital shares redeemed ................................................................... 21,403
Management fees ......................................................................... 288,364
Professional fees ......................................................................... 131,438
Directors' fees and expenses ................................................................ 230
Payable upon return of securities loaned (Note 1 d ) .................................................. 1,003,848
Accrued expenses and other liabilities ........................................................... 68,772
Total liabilities ......................................................................... 1,514,055
Net assets, at value ................................................................. $328,283,072
Net assets consist of:
Paid-in capital ............................................................................. $279,007,757
Total distributable earnings (losses) ............................................................. 49,275,315
Net assets, at value ................................................................. $328,283,072
Shares outstanding ......................................................................... 25,216,108
Net asset value per share
a
.................................................................... $13.02
a
Net asset value per share may not recalculate due to rounding.

Templeton Dragon Fund, Inc.
Consolidated Financial Statements
Consolidated Statement of Operations
for the year ended December 31, 2025
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

Templeton
Dragon Fund,
Inc.
Investment income:
Dividends: (net of foreign taxes of $506,284)
Unaffiliated issuers ........................................................................ $6,101,925
Non-controlled affiliates (Note 3 c ) ............................................................. 263,778
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 549
Non-controlled affiliates (Note 3 c ) ............................................................. 38,633
Total investment income ................................................................... 6,404,885
Expenses:
Management fees (Note 3 a ) ................................................................... 3,190,813
Transfer agent fees ......................................................................... 56,851
Custodian fees ............................................................................ 71,718
Reports to shareholders fees .................................................................. 39,031
Registration and filing fees .................................................................... 12,993
Professional fees ........................................................................... 241,788
Directors' fees and expenses .................................................................. 38,662
Other .................................................................................... 22,267
Total expenses ......................................................................... 3,674,123
Expenses waived/paid by affiliates (Note 3 c ) ................................................... (19,634)
Net expenses ......................................................................... 3,654,489
Net investment income ................................................................ 2,750,396
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers ...................................................................... 29,662,444
Foreign currency transactions ................................................................ (4,313)
Net realized gain (loss) .................................................................. 29,658,131
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 44,462,061
Translation of other assets and liabilities denominated in foreign currencies .............................. 15,926
Net change in unrealized appreciation (depreciation) ............................................ 44,477,987
Net realized and unrealized gain (loss) ............................................................ 74,136,118
Net increase (decrease) in net assets resulting from operations .......................................... $76,886,514

Templeton Dragon Fund, Inc.
Consolidated Financial Statements
Consolidated Statements of Changes in Net Assets
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

Templeton Dragon Fund, Inc.
Year Ended
December 31, 2025
Year Ended
December 31, 2024
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $2,750,396 $3,089,785
Net realized gain (loss) ................................................. 29,658,131 (22,201,132)
Net change in unrealized appreciation (depreciation) ........................... 44,477,987 46,151,443
Net increase (decrease) in net assets resulting from operations ................ 76,886,514 27,040,096
Distributions to shareholders .............................................. (7,523,675) (2,928,284)
Distributions to shareholders from tax return of capital ........................... (2,589,568) —
Total distributions to shareholders .......................................... (10,113,243) (2,928,284)
Capital share transactions from - repurchase of shares (Note 2) .................... (1,371,783) —
Net increase (decrease) in net assets ................................... 65,401,488 24,111,812
Net assets:
Beginning of year ....................................................... 262,881,584 238,769,772
End of year ........................................................... $328,283,072 $262,881,584

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
1. Organization and Significant Accounting Policies
Templeton Dragon Fund, Inc. (Fund) is registered under the
Investment Company Act of 1940 (1940 Act) as a closed-end
management investment company. The Fund follows the
accounting and reporting guidance in Financial Accounting
Standards Board (FASB) Accounting Standards Codification
Topic 946, Financial Services – Investment Companies (ASC
946) and applies the specialized accounting and reporting
guidance in U.S. Generally Accepted Accounting Principles
(U.S. GAAP), including, but not limited to, ASC 946.
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset value
(NAV) per share each business day as of 4 p.m. Eastern
time or the regularly scheduled close of the New York Stock
Exchange (NYSE), whichever is earlier. Under compliance
policies and procedures approved by the Fund's Board of
Directors (the Board), the Board has designated the Fund’s
investment manager as the valuation designee and has
responsibility for oversight of valuation. The investment
manager is assisted by the Fund’s administrator in
performing this responsibility, including leading the cross-
functional Valuation Committee (VC). The Fund may utilize
independent pricing services, quotations from securities and financial instrument dealers, and other market sources to
determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value
of financial instruments for which market prices are not
reliable or readily available. Under these procedures,
the Fund primarily employs a market-based approach
which may use related or comparable assets or liabilities,
recent transactions, market multiples, and other relevant
information for the investment to determine the fair value of the investment. An income-based valuation approach may
also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any
restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the
fair values may differ significantly from the values that would have been used had an active market existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur
between the time at which trading in a foreign security
is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At
December 31, 2025, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 within the fair value hierarchy
(referred to as “market level fair value”). See the Fair Value
Measurements note for more information.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Consolidated Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Investments in Templeton China Opportunities
Fund, Ltd. (China Fund)
The Fund invests in certain China A-shares through
its investment in the China Fund. The China Fund is a
Cayman Islands exempted company, and is a wholly-
owned subsidiary of the Templeton Dragon Fund, and is
able to invest directly in China A-shares consistent with
the investment objective of the Templeton Dragon Fund.
At December 31, 2025, the China Fund’s investments as
well as any other assets and liabilities of the China Fund
are reflected in the Fund’s Consolidated Schedule of
Investments and Consolidated Statement of Assets and
Liabilities. All intercompany transactions and balances have been eliminated. At December 31, 2025, the net assets of
the China Fund were $61,870,424, representing 18.8% of
the Fund’s consolidated net assets.
The China Fund gains access to the A-shares market
through Templeton Investment Counsel, LLC (TIC), which
serves as the registered Qualified Foreign Institutional
Investor (QFII) for the China Fund. Investment decisions
related to the China Fund A-shares are specific to the Fund
and it bears the resultant economic and tax consequences of
its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and
may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with
applicable Chinese rules or requirements.
d. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business
each day; any additional collateral required due to changes
in security values is delivered to the Fund on the next
business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest
in a money market fund managed by Franklin Advisers,
Inc., an affiliate of the Fund. Additionally, at December 31,
2025, the Fund held $2,100,960 in U.S. Government and
Agency securities as collateral. These securities are held as
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
collateral in segregated accounts with the Fund's custodian.
The Fund cannot repledge or resell these securities held as
collateral. As such, the non-cash collateral is excluded from the Consolidated Statement of Assets and Liabilities. The
Fund may receive income from the investment of cash
collateral, in addition to lending fees paid by the borrower.
Income from securities loaned, net of fees paid to the
securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations.
The Fund bears the market risk with respect to any cash
collateral investment, securities loaned, and the risk that
the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the
event of default by a third party borrower. Securities on loan outstanding at period end, if any, are listed in the Fund's
Consolidated Schedule of Investments.
e. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of December 31, 2025, the Fund
has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years).
The Fund’s federal and state income and federal excise
tax returns for the prior three fiscal years are subject to
examination by the Internal Revenue Service and state
departments of revenue.
f. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income
(including interest income from payment-in-kind securities, if any) and estimated expenses are accrued daily. Amortization
of premium and accretion of discount on debt securities are
included in interest income. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Effective March 1, 2025,
the Board has implemented a new managed distribution
plan where the Fund will distribute a level distribution
amount to shareholders. The Fund intends to distribute
$0.10 per share quarterly. The Fund’s distribution level
may be changed by the Board in the future. Under the
policy, the Fund is managed with a goal of generating as
much of the distribution as possible from net investment
income and short-term capital gains. The balance of the
distribution will then come from long-term capital gains to
the extent permitted and, if necessary, a return of capital.
Distributable earnings are determined according to income
tax regulations (tax basis) and may differ from earnings
recorded in accordance with U.S. GAAP. These differences
may be permanent or temporary. Permanent differences
are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net
assets or the results of operations. Temporary differences
are not reclassified, as they may reverse in subsequent
periods.
g. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
1. Organization and Significant Accounting Policies
(continued)
d. Securities Lending
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
h. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and directors are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against
the Fund that have not yet occurred. Currently, the Fund
expects the risk of loss to be remote.
2. Capital Stock
At December 31, 2025, there were 100 million shares authorized ($0.01 par value). During the years ended December 31,
2025 and December 31, 2024, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Transactions in the Fund’s shares were as follows:
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:
a. Management Fees
Effective March 1, 2025, the Fund pays an investment management fee, calculated weekly and paid monthly, to TAML based on the average weekly net assets of the Fund as follows:
Year Ended
December 31, 2025
Year Ended
December 31, 2024
Shares Amount Shares Amount
Shares repurchased ............................................. 137,000 $1,371,783 – $–
Weighted average discount of cost of repurchase to net asset value of shares repurchased ................................................. 14.64% –%
Subsidiary Affiliation
Templeton Asset Management Ltd. (TAML) Investment manager
Templeton Investment Counsel, LLC (TIC) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
1.050% Up to and including $1 billion
1.000% Over $1 billion, up to and including $2 billion
0.950% In excess of $2 billion
1. Organization and Significant Accounting Policies
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
Prior to March 1, 2025, the Fund paid fees, calculated daily and paid weekly, to TAML based on the average weekly net assets of the Fund as follows:
For the year ended December 31, 2025, the gross effective investment management fee rate was 1.057% of the Fund’s average weekly net assets.
Under an agreement with TAML, TIC is paid a fee for serving as the QFII for the China Fund. The fee is paid by TAML and is not an additional expense of the Fund.
b. Administrative Fees
Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees, if applicable, paid directly or indirectly by each affiliate. During the year ended December 31, 2025, the Fund held investments in affiliated management investment companies as follows:
Annualized Fee Rate Net Assets
1.100% Up to and including $1 billion
1.050% Over $1 billion, up to and including $2 billion
1.000% In excess of $2 billion
    aa
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a       a   a   a   a   a   a   a
Templeton Dragon Fund, Inc.
Non-Controlled Affiliates
Dividends
Franklin Institutional U.S.
Government Money Market
Fund, 3.681% ............ $12,194,527 $134,585,079 $(143,938,140) $— $— $2,841,466 2,841,466 $263,778
Non-Controlled Affiliates
Income from
securities
loaned
Franklin Institutional U.S.
Government Money Market
Fund, 3.681% ............ $890,660 $28,117,683 $(28,004,495) $— $— $1,003,848 1,003,848 $38,633
Total Affiliated Securities ... $13,085,187 $162,702,762 $(171,942,635) $— $— $3,845,314 $302,411
3. Transactions with Affiliates
(continued)
a. Management Fees
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
4. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At December 31, 2025, the capital loss carryforwards were as follows:
During the year ended December 31, 2025, the Fund utilized $29,834,214 of capital loss carryforwards.
For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2025, the Fund deferred late-year ordinary losses of $488,971.
The tax character of distributions paid during the years ended December 31, 2025 and 2024, was as follows:
At December 31, 2025, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, passive foreign investment company shares, pass-through entity income, investments in the China
Fund and corporate actions.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2025, aggregated
$185,668,937 and $194,414,597, respectively.
At December 31, 2025, in connection with securities lending transactions, the Fund loaned equity investments and received
$1,003,848 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.
Capital loss carryforwards not subject to expiration:
Short term ................................................................................ $ 8,160,434
Long term ................................................................................ 39,453,765
Total capital loss carryforwards ............................................................... $47,614,199
2025 2024
Distributions paid from:
Ordinary income .......................................................... $7,523,675 $2,928,284
Return of capital ........................................................... 2,589,568 —
$10,113,243 $2,928,284
Cost of investments .......................................................................... $225,230,948
Unrealized appreciation ........................................................................ $109,596,995
Unrealized depreciation ........................................................................ (12,706,752)
Net unrealized appreciation (depreciation) .......................................................... $96,890,243

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
6. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.
Investing in China A shares may include certain risks and considerations not typically associated with investing in U.S.
securities. In general, A shares are issued by companies incorporated in the People's Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a QFII license and, in the case of certain eligible A shares, through the Shanghai and Shenzhen Stock Connect programs. The
Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.
Certain investments in Chinese companies are made through a special structure known as a VIE. In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by
Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure historically has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the
VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the
Fund’s returns and net asset value.
7. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of December 31, 2025, in valuing the Fund's assets carried at fair value, is as follows:
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.
Level 1 Level 2 Level 3 Total
Templeton Dragon Fund, Inc.
Assets:
Investments in Securities:
a
Common Stocks :
Air Freight & Logistics ................... $ — $ 1,947,616 $ — $ 1,947,616
Automobile Components ................. — 8,492,541 — 8,492,541
Automobiles .......................... — 6,555,079 — 6,555,079
Banks ............................... — 18,626,554 — 18,626,554
Beverages ........................... — 10,729,547 — 10,729,547
Biotechnology ......................... — 6,792,673 — 6,792,673
Broadline Retail ....................... 6,270,353 30,294,754 — 36,565,107
Capital Markets ........................ — 984,112 — 984,112
Chemicals ........................... — 4,784,777 — 4,784,777
Communications Equipment .............. — 5,691,083 — 5,691,083
Construction Materials .................. — 1,995,629 — 1,995,629
Distributors ........................... 5,651,842 — — 5,651,842
Diversified Consumer Services ............ — 5,184,725 — 5,184,725
Electrical Equipment .................... — 28,365,534 — 28,365,534
Electronic Equipment, Instruments &
Components ........................ — 21,508,589 — 21,508,589
Entertainment ......................... 1,127,179 6,916,491 — 8,043,670
Food Products ........................ — 8,848,572 — 8,848,572
Ground Transportation .................. 4,407,594 — — 4,407,594
Health Care Equipment & Supplies ......... — 1,806,149 — 1,806,149
Hotels, Restaurants & Leisure ............. 4,987,078 6,609,438 — 11,596,516
Household Durables .................... — 7,729,694 — 7,729,694
Insurance ............................ — 15,588,766 — 15,588,766
Interactive Media & Services .............. 2,093,691 38,548,772 — 40,642,463
Media ............................... — 6,248,331 — 6,248,331
Metals & Mining ....................... 9,256,033 7,894,287 — 17,150,320
Oil, Gas & Consumable Fuels ............. — 1,822,698 — 1,822,698
Pharmaceuticals ....................... 3,815,485 6,118,429 — 9,933,914
Real Estate Management & Development .... 1,355,707 — — 1,355,707
Semiconductors & Semiconductor Equipment . — 3,914,446 — 3,914,446
Specialty Retail ........................ — 4,004,578 — 4,004,578
Technology Hardware, Storage & Peripherals . — 11,222,193 — 11,222,193
Escrows and Litigation Trusts ............... — — 84,858 84,858
Short Term Investments ................... 3,845,314 — — 3,845,314
Total Investments in Securities ........... $42,810,276 $279,226,057
b
$84,858 $322,121,191
a
For detailed categories, see the accompanying Schedule of Investments.
b
Includes foreign securities valued at $279,226,057, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial
Instrument Valuation note for more information.
7. Fair Value Measurements
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
8. Operating Segments
The Fund operates as a single operating segment, which is an investment portfolio. The chief investment officer of the Fund’s
Investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund's operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the
CODM aligns with the accounting policies and measurement principles used in the consolidated financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated
Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related notes to the consolidated financial statements. The Consolidated Schedule of Investments provides details of the Fund's investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
9. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.
Abbreviations
Selected Portfolio
ADR American Depositary Receipt

Templeton Dragon Fund, Inc.
Report of Independent Registered Public Accounting Firm

franklintempleton.com
Annual Report
To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Templeton Dragon Fund, Inc. and its subsidiary (the "Fund") as of December 31, 2025, the related consolidated statement of operations for the year ended December 31, 2025, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the
“consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United
States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents, private placement agent and broker;
when replies were not received from a private placement agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Templeton Dragon Fund, Inc.
Tax Information (unaudited)

franklintempleton.com
Annual Report
By mid-February, tax information related to a shareholder's proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2025:
Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended December 31, 2025 :
Pursuant to: Amount Reported
Income Eligible for Dividends Received Deduction (DRD) §854(b)(1)(A) $32,433
Qualified Dividend Income Earned (QDI) §854(b)(1)(B) $2,382,080
Section 163(j) Interest Earned §163(j) $193,828
Amount Reported
Foreign Taxes Paid $506,283
Foreign Source Income Earned $3,771,496

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Important Information to Shareholders
Share Repurchase Program
The Fund’s Board has approved an open-market share
repurchase program which includes an initial authorization
for the Fund to repurchase up to 10% of its outstanding
shares in open-market transactions, as well as up to an
additional 10% of its outstanding shares, above and in
addition to the initial 10% previously authorized. This
authorization remains in effect.
The timing and amount of repurchases continue to be
at the discretion of the investment manager, taking into
account various factors, including, but not limited to, the
level of the discount, the Fund’s performance, portfolio
holdings, dividend history, market conditions, cash on
hand, the availability of other attractive investments and
whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s additional
10% threshold is reached, no further repurchases could be
completed until authorized by the Board. Until the additional
10% threshold is reached, Fund management will have
the flexibility to commence share repurchases if and when
it is determined to be appropriate in light of prevailing
circumstances. The share repurchase program is intended
to benefit shareholders by enabling the Fund to repurchase
shares at a discount to net asset value, thereby increasing
the proportionate interest of each remaining shareholder in
the Fund.
In the Notes to Consolidated Financial Statements section,
please see note 2 (Capital Stock) for additional information regarding shares repurchased.
Managed Distribution Plan
The Board has implemented a managed distribution plan
where the Fund distributes a level distribution amount
to shareholders. The Fund intends to make quarterly
distributions to shareholders at the fixed rate of $0.10
per share. Management will generally distribute amounts
necessary to satisfy the Fund’s plan and the requirements
prescribed by excise tax rules and Subchapter M of the
Internal Revenue Code. The plan is intended to provide
shareholders with a consistent distribution each quarter and is intended to narrow the discount between the market price
and the NAV of the Fund’s shares, but there is no assurance
that the plan will be successful in doing so.
Under the managed distribution plan, to the extent that
sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s
investment performance from the amount of the Fund’s
distributions or from the terms of the Fund’s managed
distribution plan.
The Board may amend the terms of the plan or terminate
the plan at any time. The amendment or termination of the
plan could have an adverse effect on the market price of the
Fund’s shares. The plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.
In compliance with Rule 19a-1 of the Investment Company
Act of 1940, shareholders will receive a notice that details the source of income for each dividend such as net
investment income, gain from the sale of securities and
return of principal. However, determination of the actual
source of the Fund’s dividend can only be made at year-end.
The actual source amounts of all Fund dividends will be
included in the Fund’s annual or semiannual reports.
In addition, the tax treatment may differ from the
accounting treatment used to calculate the source of the
Fund’s dividends as shown on shareholders’ statements.
Shareholders should refer to their Form 1099-DIV for
the character and amount of distributions for income tax
reporting purposes. Since each shareholder’s tax situation is unique, it may be advisable to consult a tax advisor as to the appropriate treatment of Fund distributions.
Information About the Fund’s Goal and Main
Investments, Principal Investment Strategy, and
Principal Risks
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing
at least 45% of its total assets in equity securities of “China companies.” “China companies” are companies (i) organized
under the laws of, or with a principal office in, the People’s
Republic of China (“China” or the “PRC”) or Hong Kong,
or the principal business activities of which are conducted

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
in China or Hong Kong, or for which the principal equity
securities trading market is in China or Hong Kong, or (ii)
that derive at least 50% of their revenues from goods or
services sold or produced, or have at least 50% of their
assets, in China or Hong Kong. Determinations as to
eligibility will be made by the investment manager based
on publicly available information and inquiries made to the
companies.
Principal Investment Strategy
Under normal circumstances, the Fund will invest at least
45% of its total assets in the equity securities of China
companies. The Fund may invest in companies listed on
exchanges in mainland China, Hong Kong, Taiwan, or
elsewhere that, in the judgment of the investment manager,
are expected to benefit from developments in the economy
of China.
Equity securities means common or preferred stock
(including convertible preferred stock); bonds, notes or
debentures convertible into common or preferred stock;
stock purchase warrants or rights; equity interests in trusts, partnerships, joint ventures or similar enterprises; and
sponsored or unsponsored American or Global Depositary
Receipts. Investments in China companies also may be
made through a special structure known as a variable
interest entity (“VIE”) that is designed to provide foreign
investors with exposure to China companies that operate in
certain sectors in which China restricts or prohibits foreign investments. The Fund may also invest to a limited degree
(up to 20% of its total assets) in debt obligations of China companies, which may be lower-rated or non-rated, including
debt securities the issuer of which is in payment default,
when consistent with the Fund’s investment objective.
The Fund intends to invest its assets over a broad spectrum
of sectors including, among others, as conditions warrant
from time to time, consumer discretionary, communication
services, health care, financials, and information technology.
The Fund is not permitted to invest more than 25% of its
assets in any one industry. In addition, the Fund’s Board of
Directors has adopted a non-fundamental policy under which
the Fund will not invest more than 15% of its assets in any
one issuer.
In addition, the Fund may invest up to 25% of its total assets in direct equity investments that the investment manager
expects will become listed or otherwise publicly traded
securities. Direct investments will consist of (i) the private purchase from an enterprise of an equity interest in the
enterprise in the form of shares of common stock or equity
interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.
The Fund’s investment objective of long-term capital
appreciation and its policy of investing, under normal
circumstances, at least 45% of its total assets in the equity securities of China companies, are fundamental and may not
be changed without the approval of a majority of the Fund’s
outstanding voting securities. In addition, the Fund has
adopted as a fundamental investment policy the requirement
that, under normal circumstances, the Fund will invest at
least 65% of its total assets in China companies, Japan
companies and Asia-Pacific companies. Finally, the Fund
has adopted a fundamental policy that it may not invest more than 20% of the total value of its assets in Japan companies.
The Fund may invest in eligible China A-shares. China
A shares can be accessed through the Stock Connect
program, which covers securities listed and traded on the
Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as securities listed
and traded on the Shenzhen Stock Exchange through the
Shenzhen-Hong Kong Stock Connect program. China A
shares can also be accessed through other means, including
Qualified Foreign Institutional Investor regime (QFII).
The Fund invests in certain China A-shares through its
investment in Templeton China Opportunities Fund, Ltd.
(the “China Fund”). The China Fund is a Cayman Islands
exempted company, and is a wholly-owned subsidiary of
the Fund, and is able to invest directly in China A-shares
consistent with the investment objective of the Fund. The
China Fund gains access to the China A-shares market
through the Stock Connect program, as well as through
Templeton Investment Counsel, LLC (TIC), which serves as
the registered QFII for the China Fund. Investment decisions related to the China Fund A-shares are specific to the Fund
and it bears the resultant economic and tax consequences of
its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and
may incur delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese
rules or requirements.

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
The Fund may use currency forward contracts to hedge
currency risk. A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed
exchange rate (price) at a future date. Currency forwards
are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.
During periods in which the investment manager believes
changes in economic, financial or political conditions
make it advisable, the Fund may, for temporary defensive
purposes, reduce its holdings in equity securities and invest without limit in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years
to maturity) debt securities or hold cash. The short-term
and medium-term debt securities in which the Fund may
invest consist of (a) obligations of the U.S., Chinese or
Hong Kong governments, and their respective agencies or
instrumentalities; (b) bank deposits and bank obligations
(including certificates of deposit, time deposits and bankers’
acceptances) of U.S. or foreign banks denominated in any
currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments
or international development agencies; (d) finance company
and corporate commercial paper and other short-term
corporate debt obligations of U.S., Chinese or Hong Kong
corporations; and (e) repurchase agreements with banks
and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in
short-term and medium-term debt securities rated, at the
time of investment, A or higher by Moody’s Investors Service,
Inc. or Standard & Poor’s Corporation or, if unrated by
either rating agency, of equivalent credit quality to securities so rated as determined by the investment manager. For
purposes of the Fund’s investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United
States government) is deemed to be an “industry”, and
therefore investments in the obligations of any one foreign
government may not equal or exceed 25% of the Fund’s
assets.
The Fund is a “non-diversified” fund, which means it
generally invests a greater portion of its assets in the
securities of one or more issuers and invests overall in a
smaller number of issuers than a diversified fund.
Environment, Social and Governance Considerations
The investment manager also focuses on incorporating
environmental, social and governance (ESG) factors
throughout the investment process, including the Fund’s
security-selection and portfolio construction process.
The Fund focuses on companies with appropriate and/or
good management of material ESG issues, and in analyzing
ESG factors, the investment manager conducts a materiality-
based ESG assessment through both in-depth research and
engagement with companies as appropriate to assess how a
company's practices are aimed at improving or maintaining
the ESG footprint of its operating model. The following
provides examples of ESG elements that can be taken into
consideration when assessing a company:
• Environmental considerations, which can include issues
such as resource efficiency, carbon emissions management,
waste prevention and recycling and pollution prevention and
control.
• Social considerations, which can include issues such as
labor standards, fair wages, diversity and gender balance,
health and safety practices and product safety.
• Governance considerations, which can include issues such
as appropriate accounting practices, alignment of interests, board effectiveness, capital allocation, shareholder rights
and quality of disclosures.
In addition, the investment manager assesses the potential
for improvement through the Fund’s engagement as an
active owner. These are targeted engagements with specific
goals and objectives based on scope for improvement. The
investment manager seeks companies that are good or
improving stewards aligned with shareholder interest and
the investment manager’s governance assessment includes
regular dialogue with companies, monitoring material ESG
issues and voting proxies.
The Fund also applies specific ESG exclusions, including
companies which, according to the investment manager’s
analysis:
• repeatedly and/or seriously violate the United Nations
Global Compact Principles;
• manufacture nuclear or controversial weapons defined
as anti-personnel mines, biological & chemical weaponry,
depleted uranium and cluster munitions or those that

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
manufacture components intended for use in such weapons
(companies that derive more than 5% revenue from any
other weapons are also be excluded);
• derive more than 25% of their revenue from thermal coal
extraction; or
• manufacture tobacco or tobacco products.
The investment manager may consider selling an equity
security when it believes the security has become
overvalued due to either its price appreciation or changes
in the company’s fundamentals, when there is significant
deterioration of its ESG factors, or when the investment
manager believes another security is a more attractive
investment opportunity.
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.
Foreign Securities (non-U.S.)
Investing in foreign securities typically involves more
risks than investing in U.S. securities, and includes risks
associated with: (i) internal and external political and
economic developments – e.g., the political, economic and
social policies and structures of some foreign countries
may be less stable and more volatile than those in the
U.S. or some foreign countries may be subject to trading
restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and
securities and currency markets of the countries in which
the Fund is invested, which can include rapid and adverse
political changes; social instability; regional conflicts;
sanctions imposed by the United States, other nations or
other governmental entities, including supranational entities;
terrorism; and war; (ii) trading practices – e.g., there may be less government supervision and regulation of foreign
securities and currency markets, trading systems and
brokers than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure,
accounting and financial reporting standards and practices
as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to
sell) and more volatile; and (v) currency exchange rate
fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and
any income received or expenses paid by the Fund in that
foreign currency. The risks of foreign investments may be
greater in developing or emerging market countries.
There are special risks associated with investments
in China, Hong Kong and Taiwan, including exposure
to currency fluctuations, less liquidity, expropriation,
confiscatory taxation, nationalization and exchange control
regulations (including currency blockage). Inflation and
rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy
and securities markets of China, Hong Kong and Taiwan.
In addition, investments in Taiwan and Hong Kong could be
adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are
deemed by the investment manager to be emerging markets
countries, which means an investment in these countries has
more heightened risks than general foreign investing due
to a lack of established legal, political, business and social frameworks in these countries and accounting standards or
auditor oversight in the country to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social
and corporate governance matters in China, Hong Kong and
Taiwan also tend to be lower than such standards in more
developed economies. There may be significant obstacles
to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.
The imposition of tariffs or other trade barriers by the U.S.
or foreign governments on exports from China may also
have an adverse impact on Chinese issuers. There is also
the risk that the U.S. government or other governments
may sanction Chinese issuers or otherwise prohibit U.S.
persons (such as the Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates
of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have,
negative effects on the economies and securities markets of
China.
Certain investments in China companies may be made
through a special structure known as a VIE. In a VIE
structure, foreign investors, such as the Fund, will only own

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
stock in a shell company rather than directly in the VIE,
which must be owned by Chinese nationals (and/or China
companies) to obtain the licenses and/or assets required
to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to
consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree
of control over, and obtain economic benefits arising from,
the VIE without formal legal ownership.
While VIEs are a longstanding industry practice and are
well known by Chinese officials and regulators, the structure historically has not been formally recognized under Chinese
law. Recently, however, the China Securities Regulatory
Commission (“CSRC”) released new rules that permit the
use of VIE structures, provided they abide by Chinese laws
and register with the CSRC. The rules, however, may cause
Chinese companies to undergo greater scrutiny and may
make the process to create VIEs more difficult and costly.
Further, while the rules and implementing guidelines do not
prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the Chinese
government may cease to tolerate VIEs at any time, and any
guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with
respect to specific industries, would likely cause impacted
VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses. These losses could in turn
adversely affect the Fund’s returns and net asset value.
China A-Shares
Investing in China A-shares may include certain risks and
considerations not typically associated with investing in U.S.
securities. In general, A-shares are issued by companies
incorporated in the PRC and listed on the Shanghai and
Shenzhen Stock Exchanges and available for investment by
domestic (Chinese) investors and holders of a QFII license
and, in the case of certain eligible A-shares, through the
Shanghai and Shenzhen Stock Connect programs. The
Shanghai and Shenzhen Stock Exchanges are, however,
substantially smaller, less liquid and more volatile than the major securities markets in the United States.
Trading through Stock Connect is subject to a number of
restrictions that may affect the Fund’s investments and
returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and
rules applicable to investors in China A-shares. Therefore,
a fund’s investments in Stock Connect China A-shares are
generally subject to the securities regulations and listing
rules of the PRC, among other restrictions. Stock Connect
can only operate when both PRC and Hong Kong markets
are open for trading and when banking services are available in both markets on the corresponding settlement days. As
such, the Shanghai and Shenzhen markets may be open
at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when
the fund is unable to add to or exit its position, which could adversely affect a fund’s performance.
Additionally, changes in the operation of the Stock Connect
program may restrict or otherwise affect a fund’s investments or returns. Any changes in laws, regulations and policies
of the China A-shares market or rules in relation to Stock
Connect may affect China A-share prices. These risks are
heightened generally by the developing state of the PRC’s
investment and banking systems and the uncertainty about
the precise nature of the rights of equity owners and their
ability to enforce such rights under Chinese law.
Trading through the Stock Connect program is also subject
to daily quotas that limit the maximum daily net purchases
on any particular day, each of which may restrict or preclude a fund’s ability to invest in China A-shares through the
Stock Connect program. Trading through Stock Connect
may require pre-validation of cash or securities prior to
acceptance of orders. This requirement may limit a fund’s
ability to dispose of its A-shares purchased through Stock
Connect in a timely manner.
Regional
Adverse conditions in a certain region or country can
adversely affect securities of issuers in other countries
whose economies appear to be unrelated. Because the Fund
invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in
which the Fund is not invested, may adversely affect the
value of investments held by the Fund.
Emerging Market Countries
The Fund’s investments in securities of issuers in emerging
market countries are subject to all of the risks of foreign
investing generally, and have additional heightened risks due to a lack of established legal, political, business and social

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
frameworks to support securities markets, including: delays
in settling portfolio securities transactions; currency and
capital controls; greater sensitivity to interest rate changes;
pervasiveness of corruption and crime; currency exchange
rate volatility; and inflation, deflation or currency devaluation.
Market
The market values of securities or other investments
owned by the Fund will go up or down, sometimes rapidly
or unpredictably. The market value of a security or other
investment may be reduced by market activity or other
results of supply and demand unrelated to the issuer. This
is a basic risk associated with all investments. When there
are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.
In addition, the value of the Fund’s investments may go up
or down due to general market or other conditions that are
not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including widespread
liquidity issues and defaults in one or more industries;
changes in interest or exchange rates; unexpected natural
and man-made world events, such as diseases or disasters;
financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or other disputes with
specific countries that could result in tariffs, trade barriers and investment restrictions in certain securities in those
countries. Any of these conditions can adversely affect the
economies of many companies, sectors, nations, regions
and the market in general, in ways that cannot necessarily
be foreseen.
Stock prices tend to go up and down more dramatically than
those of debt securities. A slower-growth or recessionary
economic environment could have an adverse effect on the
prices of the various stocks held by the Fund.
Depositary Receipts
Depositary receipts are subject to many of the risks of the
underlying security. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed
financial markets, greater market risk. In addition, the
depository institution may not have physical custody of the
underlying securities at all times and may charge fees for
various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to
pay a share of the additional fees, which it would not pay
if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest
payments or exercising rights as a shareholder.
Non-Diversification
Because the Fund is non-diversified, it may be more
sensitive to economic, business, political or other changes
affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance
and result in greater fluctuation in the value of the Fund’s shares.
Focus
The greater the Fund's exposure to any single type of
investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic,
market, business, political, regulatory, or other occurrence.
As a result, there may be more fluctuation in the price of the
Fund's shares.
Derivative Instruments
The performance of derivative instruments, such as
currency forwards, depend largely on the performance of
an underlying instrument, such as a currency, and such
instruments often have risks similar to their underlying
instrument, in addition to other risks. Derivatives instruments
(such as currency forwards) involve costs and other risks
such as illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between
the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When
a derivative is used for hedging, the change in value of
the derivative may also not correlate specifically with the
currency being hedged. With over-the-counter derivatives,
there is a risk that the other party to the transaction will fail to perform (known as counterparty risk).
Currency Forward Contracts
The successful use of currency forward contracts will
usually depend on the investment manager’s ability to
accurately forecast currency exchange rate movements.
Should exchange rates move in an unexpected manner,
the Fund may not achieve the anticipated benefits of the
transaction, or it may realize losses. In addition, these
techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
of the counterparty’s bankruptcy or insolvency. While the
investment manager uses only counterparties that meet
its credit quality standards, in unusual or extreme market
conditions, a counterparty’s creditworthiness and ability
to perform may deteriorate rapidly, and the availability of
suitable replacement counterparties may become limited.
Currency forward contracts may limit potential gain from a
positive change in the relationship between the U.S. dollar
and foreign currencies.
Currency forward contracts may limit potential gain from a
positive change in the relationship between the U.S. dollar
and foreign currencies. Unanticipated changes in currency
prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency
and the currencies bought or sold in the forward contracts
entered into by the Fund. This imperfect correlation may
cause the Fund to sustain losses that will prevent the Fund
from achieving a complete hedge or expose the Fund to risk
of foreign exchange loss.
Management
The Fund is subject to management risk because it is an
actively managed portfolio. The Investment Manager will
apply investment techniques and risk analyses in making
investment decisions for the Fund, but there can be no
guarantee that they will produce the desired results.
ESG Considerations
ESG considerations are one of a number of factors that
the investment manager examines when considering
investments for the Fund's portfolio. In light of this, the
issuers in which the Fund invests may not be considered
ESG-focused issuers and may have lower or adverse ESG
assessments. Consideration of ESG factors may affect
the Fund's exposure to certain issuers or industries and
may not work as intended. In addition, ESG considerations
assessed as part of the Fund's investment process may
vary across types of eligible investments and issuers. In
certain circumstances, there may be times when not every
investment is assessed for ESG factors and, when they
are, not every ESG factor may be identified or evaluated.
The investment manager's assessment of an issuer's
ESG factors is subjective and will likely differ from that
of investors, third party service providers (e.g., ratings
providers) and other funds. As a result, securities selected by the investment manager may not reflect the beliefs and
values of any particular investor. The investment manager
also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-
party research providers, the timeliness, completeness and
accuracy of which is out of the investment manager's control.
ESG factors are often not uniformly measured or defined,
which could impact the investment manager's ability to
assess an issuer. While the investment manager views ESG
considerations as having the potential to contribute to the
Fund's long-term performance, there is no guarantee that
such results will be achieved.
Cybersecurity
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund
assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund,
the investment manager and/or their service providers
(including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries)
to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing,
redeeming or exchanging shares or receiving distributions.
The investment manager has limited ability to prevent or
mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may
have limited indemnification obligations to the Fund or the
investment manager. Cybersecurlty incidents may result
in financial losses to the Fund and its shareholders, and
substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity
risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to
carry out cyber attacks are always developing. Therefore,
there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which
puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises,
the Fund, the investment manager and their service
providers are subject to the risk of cyber incidents occurring from time to time.
Please see the Performance Summary section of this report
for additional risk disclosure.

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
The following information is a summary of material
changes during the last fiscal year. This information may
not reflect all of the changes that have occurred since
you purchased shares of the Fund.
Portfolio Manager Changes
The following individual was added as a portfolio manager of the Fund:
Effective April 30, 2025, Tony Sun joined the Fund's portfolio management team. Based in Hong Kong, Mr. Sun joined
Templeton Global Investments – Emerging Markets Equity in
2019. As Assistant Portfolio Manager dedicated to the China
Equity portfolios, he has been making recommendations
specific to the various China portfolios. Adding him as
portfolio manager formalizes the contribution he has been
making to the strategy. He also has research responsibilities for China technology and industrials companies. Prior to
joining Franklin Templeton, Mr. Sun spent five years as a
research analyst covering the tech sector at Fullerton Fund
Management. Mr. Sun graduated from Fudan University with
a Bachelor of Material Science and International Economy,
as well as a Master of Physics Electronics. He had also been an exchange student in Technion in Israel.

Templeton Dragon Fund, Inc.
Annual Meeting of Shareholders May 22, 2025 (unaudited)

franklintempleton.com
Annual Report
The Annual Meeting of Shareholders of Templeton Dragon Fund, Inc. (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd
Street, Fort Lauderdale, Florida, on May 22, 2025. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2025. At the meeting, the following persons were elected by the shareholders to serve as
Directors of the Fund: Edith E. Holiday, Larry D. Thompson, Gregory E. Johnson, and Rupert H. Johnson, Jr.* Shareholders
also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2025. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of four Directors:
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending December 31, 2025:
*
Harris J. Ashton, Ann Torre Bates, Terrence J. Checki, Mary C. Choksi, J. Michael Luttig, David W. Niemiec and Constantine D.
Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of
Shareholders.
Term Expiring 2028 For
% of
Outstanding
Shares
% of
Shares
Present Against
% of
Outstanding
Shares
% of
Shares
Present Abstain
% of
Outstanding
Shares
% of
Shares
Present
Edith E. Holiday
.............
Larry D. Thompson
...........
Gregory E. Johnson
..........
Rupert H. Johnson, Jr.
.........
18,993,763
20,110,765
20,178,012
20,129,352
74.92%
79.32%
79.59%
79.40%
87.25%
92.38%
92.69%
92.46%
2,576,592
1,462,135
1,394,681
1,441,759
10.16%
5.77%
5.50%
5.69%
11.84%
6.72%
6.41%
6.62%
200,128
197,581
197,790
199,372
0.79%
0.78%
0.78%
0.79%
0.92%
0.91%
0.91%
0.92%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For
.......................
Against
....................
Abstain
....................
21,292,639
259,047
218,800
83.98%
1.02%
0.86%
97.81%
1.19%
1.01%

Templeton Dragon Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

franklintempleton.com
Annual Report
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.
To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (the “Plan
Administrator”) at P.O. Box 43006 Providence, RI 02940-3078 or the institution in whose name the shares are held. The Plan
Administrator must receive written notice ten business days before the record date for the distribution.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. and sent to Computershare Trust Company, N.A., P.O. Box 43006
Providence, RI 02940-3078, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a
$5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
Computershare Trust Company, N.A., P.O. Box 43006 Providence, RI 02940-3078. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms and Conditions located at the back of this report.

Templeton Dragon Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

franklintempleton.com
Annual Report
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
(888) 888-0151
www.computershare.com/us
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/us or dial
(888) 888-0151 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your
Fund account at Computershare Trust Company, N.A. through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Trust Company, N.A. at (888) 888-0151.
Shareholder Information
Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol “TDF.” Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (888) 888-0151. Registered shareholders can access their Fund account on-line. For information go to Computershare Trust Company, N.A.'s website at
www.computershare.com/us and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain
Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

Templeton Dragon Fund, Inc.
Board Members and Officers

franklintempleton.com
Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Director Since 1994 114 Bar-S Foods (meat packing company) (1981-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Ann Torre Bates (1958) Director Since 2008 25 Ares Core Infrastructure Fund
(private investment management
company) (2024-present); Ares
Strategic Income Fund (closed-end
investment management company)
(2022-present); Ares Capital
Corporation (specialty finance
company) (2010-present); and
formerly , United Natural Foods,
Inc. (food distribution) (2013-2023)
and Navient Corporation (loan
management, servicing and asset
recovery) (2014-2016).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
Terrence J. Checki (1945) Director Since 2023 114 Hess Corporation (exploration of oil and gas) (2014-2025).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);
member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy
Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation
(2018-present); and formerly , Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and
Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).
Mary C. Choksi (1950) Director Since 2016 114 Omnicom Group Inc. (advertising and marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present);
and formerly , Avis Budget Group
Inc. (car rental) (2007-2020).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Edith E. Holiday (1952) Lead
Independent
Director
Director since
1996 and
Lead Independent
Director since 2007
114 Santander Holdings USA (holding
company) (2019-present); and
formerly , Hess Corporation
(exploration of oil and gas) (1993-
2025); Santander Consumer USA
Holdings, Inc. (consumer finance)
(2016-2023), Canadian National
Railway (railroad) (2001-2021),
White Mountains Insurance Group,
Ltd. (holding company) (2004-
2021), RTI International Metals,
Inc. (manufacture and distribution
of titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
J. Michael Luttig (1954) Director Since 2009 114 Boeing Capital Corporation (aircraft financing) (2006-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Counselor and Special Advisor to the CEO and Board of Directors of the Coca-Cola Company
(beverage company) (2021-2025); Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company
(aerospace company), and member of the Executive Council (2019-2020); Executive Vice President, General Counsel and member of the
Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit
(1991-2006).
David W. Niemiec (1949) Director Since 2005 25 Hess Midstream LP (oil and
gas midstream infrastructure)
(2017-present).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly , Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).
Larry D. Thompson (1945) Director Since 2005 114 Graham Holdings Company
(education and media organization)
(2011-2021); The Southern
Company (energy company)
(2014-2020; previously 2010-
2012) and Cbeyond, Inc. (business
communications provider) (2010-
2012).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General
Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General
Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Independent Board Members
(continued)

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Constantine D.
Tseretopoulos (1954)
Director Since 1998 16 None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly , Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-
1985).
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Gregory E. Johnson
2
(1961)
Chairman of
the Board, Vice
President and
Director
Chairman of the
Board and Vice
President since
2023 and Director
since 2006
123 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex; Vice Chairman,
Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc.
Rupert H. Johnson, Jr.
3
(1940)
Director Since 2013 114 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex.
Bjorn A. Davis (1965) Chief
Compliance
Officer
Since 2024 Not Applicable Not Applicable
100 First Stamford Place
Stamford, CT 06902
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Global Regulatory Compliance US Advisory Services; Chief Compliance Officer, Franklin Advisers, Inc.,
Franklin Mutual Advisers LLC, Franklin Templeton Institutional LLC, Templeton Investment Counsel LLC and Templeton Global Advisors
Limited (since 2023); formerly , Director, Franklin Templeton Global Regulatory Compliance; Chief Compliance Officer, K2 Advisors, LLC and
K2/D&S Management Co., LLC (2011-2023).
Susan Kerr (1949) Vice President –
AML Compliance
Since 2021 Not Applicable Not Applicable
One Madison Avenue
New York, NY 10010
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti
Money Laundering Compliance Officer; Senior Compliance Officer, Franklin Distributors, LLC; and officer of certain funds in the Franklin
Templeton fund complex.
Independent Board Members
(continued)

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
1. Information is for the calendar year ended December 31, 2025, unless otherwise noted. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.
3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the
Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Christopher Kings (1974) Chief Executive
Officer - Finance
and Administration
Since 2024 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex.
Manraj S. Sekhon (1969) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
7 Temasek Blvd.
Suntec Tower 1, #38-03
Singapore 038987
Principal Occupation During at Least the Past 5 Years:
Chief Investment Officer, Franklin Templeton Emerging Markets Equity; and officer of certain funds in the Franklin Templeton fund complex.
Navid J. Tofigh (1972) Vice President
and Secretary
Vice President
since 2015 and
Secretary since 2023
Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton fund complex.
Jeffrey W. White (1971) Chief Financial
Officer, Chief
Accounting Officer
and Treasurer
Since 2024 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chief Financial Officer, Chief Accounting Officer & Treasurer and officer of certain funds in the Franklin Templeton fund complex; and formerly ,
Director and Assistant Treasurer within Franklin Templeton Global Fund Tax and Fund Administration and Financial Reporting (2017-2023).
Interested Board Members and Officers
(continued)

Templeton Dragon Fund, Inc.
Shareholder Information

franklintempleton.com
Annual Report
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Consolidated Schedule of
Investments
The Fund files a complete consolidated schedule of
investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each
fiscal year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

franklintempleton.com
Annual Report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
1. Each holder of shares (a “Shareholder”) in Templeton
Dragon Fund, Inc. (the “Fund”) whose Fund shares are
registered in his or her own name will automatically be a
participant in the Dividend Reinvestment and Cash Purchase
Plan (the “Plan”), unless any such Shareholder specifically
elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder.
A Shareholder whose shares are registered in the name of
a broker- dealer or other nominee (the “Nominee”) will be a
participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the
Shareholder to participate in the Plan. Nominees intend to
make such an election on behalf of Shareholders whose
shares are registered in their names, as Nominee, unless
a Shareholder specifically instructs his or her Nominee to
pay dividends and capital gains in cash. Computershare
Trust Company, N.A. ("Computershare") will act as Plan
Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same
name as that in which the participant’s present shares are
registered.
2. Whenever the Fund declares a distribution from capital
gains or an income dividend payable in either cash or
shares of the Fund (“Fund shares”), if the market price per
share on the valuation date equals or exceeds the net asset
value per share, participants will receive such dividend or
distribution entirely in Fund shares, and Computershare
shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of
additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to
participants by the Fund’s net asset value per share of the
Fund shares on the valuation date, provided that the Fund
shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if
the Fund’s net asset value per share exceeds the market
price per share on the valuation date, Computershare shall
apply the amount of such dividend or distribution payable
to participants to the purchase of Fund shares on the open
market (less their pro rata share of trading fees incurred
with respect to open market purchases in connection with
the reinvestment of such dividend or distribution). If, before
Computershare has completed its purchases, the market
price exceeds the net asset value per share, the average per share purchase price paid by Computershare may exceed
the net asset value of the Fund’s shares, resulting in the
acquisition of fewer shares than if the dividend or capital
gains distribution had been paid in shares issued by the
Fund at net asset value per share. Such purchases will be
made promptly after the payable date for such dividend or
distribution, and in no event more than 30 days after such
date except where temporary curtailment or suspension of
purchase is necessary to comply with applicable provisions
of the Federal securities laws.
4. A participant has the option of submitting additional
payments to Computershare, in any amounts of at
least $100, up to a maximum of $5,000 per month, for
the purchase of Fund shares for his or her account.
These payments may be made electronically through
www.computershare.com/us or by check payable to
“Computershare Trust Company, N.A.” and sent to
Computershare Trust Company, N.A., P.O. Box 43006
Providence, RI 02940-3078, Attention: Templeton Dragon
Fund, Inc. Computershare shall apply such payments (less
a $5.00 service charge and less a pro rata share of trading
fees) to purchases of Fund shares on the open market, as
discussed below in paragraph 6. Computershare shall make
such purchases promptly on approximately the 15th of each
month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in
no event more than 30 days after receipt, except where
necessary to comply with provisions of Federal securities
law. Any voluntary payment received less than two business
days before an investment date shall be invested during the
following month unless there are more than 30 days until
the next investment date, in which case such payment will
be returned to the participant. Computershare shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by Computershare not
less than 48 hours before such payment is to be invested.
Such written notice shall be sent to Computershare by the
participant, as discussed below in paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such

franklintempleton.com
Annual Report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price,
delivery and otherwise as Computershare shall determine.
Participant funds held by Computershare uninvested will
not bear interest, and it is understood that, in any event,
Computershare shall have no liability in connection with any inability to purchase Fund shares within 30 business days
after the payable date for any dividend or distribution as
herein provided, or with the timing of any purchases effected.
Computershare shall have no responsibility as to the value
of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, Computershare
may aggregate purchases with those of other participants,
and the average price (including trading fees) of all shares purchased by Computershare shall be the price per share
allocable to all participants.
7. Computershare will hold shares acquired pursuant to
this Plan, together with the shares of other participants
acquired pursuant to this Plan, in its name or that of its
nominee. Computershare will forward to participants any
proxy solicitation material and will vote any shares so
held for participants only in accordance with the proxies
returned by participants to the Fund. Upon written request,
Computershare will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by Computershare.
8. Computershare will confirm to participants each
acquisition made for an account as soon as practicable
but not later than 60 business days after the date thereof.
Computershare will send to participants a detailed account
statement showing total dividends and distributions, date
of investment, shares acquired and price per share, and
total shares of record for the account. Although participants may from time to time have an undivided fractional interest
(computed to three decimal places) in a share of the Fund,
no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be
credited to participant accounts. In the event of termination of an account under the Plan, Computershare will adjust for
any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by Computershare for participants
will be credited to participant accounts. In the event that
the Fund makes available to its shareholders transferable
rights to purchase additional Fund shares or other securities,
Computershare will sell such rights and apply the proceeds
of the sale to the purchase of additional Fund shares for
the participant accounts. The shares held for participants
under the Plan will be added to underlying shares held by
participants in calculating the number of rights to be issued.
10. Computershare’s service charge for capital gains or
income dividend purchases will be paid by the Fund when
shares are issued by the Fund or purchased on the open
market. Computershare will deduct a $5.00 service charge
from each voluntary cash payment. Participants will be
charged a pro rata share of trading fees on all open market
purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan
by notifying Computershare in writing. Such withdrawal
or termination will be effective immediately if notice is
received by Computershare not less than ten days prior
to any dividend or distribution record date; otherwise
such withdrawal or termination will be effective after
the investment of any current dividend or distribution or
voluntary cash payment. The Plan may be terminated by
Computershare or the Fund upon 90 days’ notice in writing
mailed to participants. Upon any withdrawal or termination,
Computershare will cause a certificate or certificates for
the full shares held by Computershare for participants
and cash adjustment for any fractional shares (valued at
the market value of the shares at the time of withdrawal
or termination) to be delivered to participants, less any
trading fees. Alternatively, a participant may elect by written notice to Computershare to have Computershare sell part
or all of the shares held for him and to remit the proceeds
to him. Computershare is authorized to deduct a $15.00
service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
Computershare may, at its option, terminate the participant’s account or determine from the participant whether he wishes
to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by Computershare or the Fund at any time or
times, except when necessary or appropriate to comply with

franklintempleton.com
Annual Report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
Computershare receives written notice of the termination of
a participant account under the Plan. Any such amendment
may include an appointment by Computershare in its
place and stead of a successor Plan Administrator under
these terms and conditions, with full power and authority
to perform all or any of the acts to be performed by
Computershare under these terms and conditions. Upon any
such appointment of a Plan Administrator for the purpose
of receiving dividends and distributions, the Fund will be
authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the
Plan for retention or application by such successor Plan
Administrator as provided in these terms and conditions.
13. Computershare shall at all times act in good faith and
agree to use its best efforts within reasonable limits to
ensure the accuracy of all services performed under this
Agreement and to comply with applicable law, but shall
assume no responsibility and shall not be liable for loss
or damage due to errors unless such error is caused by
Computershare’s negligence, bad faith or willful misconduct
or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to Computershare shall be in writing addressed to Computershare Trust Company, N.A., P.O. Box
43006 Providence, RI 02940-3078, or www.computershare.
com/us or such other address as Computershare shall
furnish to the participant, and shall have been deemed to be given or made when received by Computershare.
15. Any notice or other communication which by
any provision of the Plan is required to be given by
Computershare to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes
by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on Computershare’s records. The participant
agrees to notify Computershare promptly of any change of
address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLTDF A 02/26
© 2026 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Templeton Dragon Fund, Inc.
Investment Manager Transfer Agent Fund Information
Templeton Asset
Management Ltd.
Computershare
150 Royall St., Suite 101
Canton, MA 02021
Toll Free Number:
888-888-0151
International Phone Number:
781-575-2879
www.computershare.com
(800) DIAL BEN
®
/
342-5236

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Ann Torre Bates and David W. Niemiec possess the technical attributes identified in Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and has designated Ann Torre Bates and David W. Niemiec as the Audit Committee’s financial experts. Ann Torre Bates and David W. Niemiec are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2024 and December 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,505 in December 31, 2024 and $50,547 in December 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2024 and $0 in December 31, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in December 31, 2024 and $11,000 in December 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees paid to the Auditor for products and services rendered by the Auditor to the Service Affiliates were $59,972 for the fiscal year ended December 31, 2024. The services for which these fees were paid included professional fees in connection with SOC 1 reports.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in December 31, 2024 and $0 in December 31, 2025.

The aggregate fees paid to the Auditor for products and services rendered by the Auditor to the Service Affiliates were $59,972 for the fiscal year ended December 31, 2024, and $0 for the fiscal year ended December 31, 2025. The services for which these fees were paid included fees in connection with a license for accounting and business knowledge platform Viewpoint, for the fiscal year ended December 31, 2024, and professional fees in connection with SOC 1 reports, for the fiscal year ended December 31, 2025.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Registrant’s Audit Committee is directly responsible for approving the services to be provided by the Auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Registrant by the Auditors;

(iii) pre-approval of all non-audit related services to be provided by the Auditors to the Registrant and the Service Affiliates where the non-audit services relate directly to the operations or financial reporting of the Registrant; and

(iv) establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the Auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of Audit Committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $140,972 in December 31, 2024 and $358,404 in December 31, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ann Torre Bates

Terrence J. Checki

David W. Niemiec

J. Michael Luttig

Constantine D. Tseretopoulos

(b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

FRANKLIN TEMPLETON EMERGING MARKETS EQUITY GROUP

Proxy Voting Policies & Procedures

An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Emerging Markets Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Managers may consider Glass Lewis’s proxy voting guidelines, ISS’s guidelines, and TGEG’s custom sustainability guidelines, where appropriate. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

In addition, the Investment Managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions; however, there is no obligation or inference for the Investment Manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and make their best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of issues throughout the year.

THE PROXY GROUP

The Proxy Group’s ’full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory

Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Emerging Markets Equity Group, which includes the following Investment Managers:

Franklin Templeton Investment Management Limited

Templeton Asset Management Ltd.

Franklin Templeton Investments (ME) Limited

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of February 28, 2026, the portfolio managers of the Fund are as follows:

Nicholas Chui, CFA, has been the lead portfolio manager of the Fund since May 2023. He joined Franklin Templeton in April 2023. Prior to joining Franklin Templeton, Mr. Chui was a portfolio manager focused on China and Asia equity strategies and a research pod leader at BlackRock.

Erik Mok, CFA, has been a portfolio manager of the Fund since 2020. He joined Franklin Templeton in 1998.

Effective April 30, 2025, Tony Sun has been added as a portfolio manager of the Fund.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2025.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million) [1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million) [1]
Nicholas Chui	1	328.3	6	433.2	1	1,610.1
Erik Mok	1	328.3	8	2,334.7	4	1,894.8
Tony Sun	1	328.3	3	358.5	0	0

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund but does not include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares
Beneficially Owned
Nicholas Chui	None
Erik Mok	None
Tony Sun	None

Note: Because the portfolio manager is a foreign national, they do not hold shares in this U.S. registered fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 – January 31, 2025	-	-	-	2,604,719
February 1 – February 28, 2025	-	-	-	2,604,719
March 1 – March 31, 2025	21,804	$9.71	21,804	2,582,915
April 1 – April 30, 2025	59,196	$8.80	59,196	2,523,719
May 1 – May 31, 2025	-	-	-	2,523,719
June 1 – June 30, 2025	-	-	-	2,523,719
July 1 – July 31, 2025	-	-	-	2,523,719
August 1 – August 31, 2025	-	-	-	2,523,719
September 1 – September 30, 2025	-	-	-	2,523,719
October 1 – October 31, 2025	20,000	$11.56	20,000	2,503,719
November 1 – November 30, 2025	16,000	$11.09	16,000	2,487,719
December 1 – December 31, 2025	20,000	$11.40	20,000	2,467,719
Total	137,000		137,000

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s chief executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	During the period covered by this report, the Registrant transitioned to a new third-party service provider who performs certain accounting and administrative services for the Registrant that are subject to Franklin Templeton’s oversight.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.

For the year ended December 31, 2025, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$68,123
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$3,420
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	-
Administrative fees not included in a revenue split	-
Indemnification fees not included in a revenue split	-
Rebate (paid to borrower)	$25,200
Other fees not included above	$321
Aggregate fees/compensation paid by the Fund for securities lending activities	$28,941
Net income from securities lending activities	$39,182

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Templeton Dragon Fund, Inc.

By:	/s/ Christopher Kings
Christopher Kings
Chief Executive Officer – Finance and Administration

Date:	March 02, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Kings
Christopher Kings
Chief Executive Officer – Finance and Administration

Date:	March 02, 2026

By:	/s/ Jeffrey White
Jeffrey White
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:	March 02, 2026